                                 EXHIBIT 10.1

                         SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), is made as of December 3, 1997, by and between Intercell Corporation, a corporation organized under the laws of the State of Colorado, U.S.A., with headquarters located at 370 17th Street, Suite 3290, Denver, Colorado 80202 (the "Company"), and the buyer set forth on the execution page hereof (the "Buyer").

                                   RECITALS

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     B. The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, for the amounts and upon the terms and conditions stated in this Agreement, in two (2) separate closings (each a "Closing") as herein described, certain debentures, warrants and other securities of or owned by the Company as listed in Sections B(i) and B(ii) immediately below.

     (i) At the first Closing (the "First Closing"), (a) the Company's Series A-1 Nine Percent (9%) Redeemable Convertible Debenture Due December 1, 1999, the form of which is attached hereto as Exhibit A (the "A-1 Debenture"); (b) a warrant ("Warrant #1") in the form attached hereto as Exhibit B; (c) a warrant ("Warrant #2") in the form attached hereto as Exhibit C; and (d) a warrant ("Warrant #3") in the form attached hereto as Exhibit D. Collectively the warrants described in Sections B(i)(b), (c) and
     (c) may be referred to herein as the "Warrants," and the securities receivable upon exercise of the Warrants shall be referred to herein as the "Warrant Shares."

     (ii) At the second Closing (the "Second Closing"), (a) the Company's Series A-2 Nine Percent (9%) Redeemable Convertible Debenture Due April 1, 1999, the form of which is attached hereto as Exhibit E (the "A-2 Debenture") [if the Second Closing does not take place within seven (7) days after the date specified in Section 1(a)(ii)(x) below, the due date on the A-2 Debenture will change to reflect a date which is fourteen months from the first day of the calendar month following the calendar month in which the Second Closing takes place; if so, Exhibit E will be modified to reflect such later date]; (b) 666,667 shares of Common Stock (as herein defined) (the "Stock"); and (c) 33,333 shares of common stock of Sigma 7 Corporation (the "Sigma Stock").

     The A-1 Debenture and the A-2 Debenture may in accordance with their terms be convertible into shares of the Company's common stock, no par value per share (the "Common Stock") (as converted, the "Conversion Shares"), and pursuant to which certain shares of Common Stock may (at the Company's option as described in the respective Debentures) be issued to the Buyer in payment of interest (the "Interest Shares"). Collectively the A-1 Debenture and the A-2 Debenture may be referred to herein as the "Debentures." The Debentures, the

Conversion Shares, the Interest Shares (if any), the Warrants, the Warrant Shares, the Stock and the Sigma Stock are collectively referred to herein as the "Securities."

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit F attached hereto pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                                  AGREEMENTS

     NOW THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Buyer hereby agree as follows:

     1.   PURCHASE AND SALE OF SECURITIES.

     a.   (i)  The First Closing. The First Closing shall take place on December
               -----------------
3, 1997, in accordance with Sections 1(b) and 1(c) below. At the First Closing the Company shall issue and sell to the Buyer and the Buyer shall purchase the A-1 Debenture, Warrant #1, Warrant #2 and Warrant #3 (collectively, the "First Closing Securities"). The purchase price (the "First Closing Purchase Price") for the First Closing Securities shall be U.S. $500,000.00.

          (ii) The Second Closing.  The Second Closing shall take place on the
               ------------------
later of (x) January 31, 1998, or (y) the date which is fifteen (15) days after the date on which the Registration Statement (as defined in Section 2(d) below) is declared effective by the SEC, in accordance with Sections 1(b) and 1(c) below. At the Second Closing, the Company shall issue (as applicable) and sell to the Buyer and the Buyer shall purchase the A-2 Debenture, the Stock and the Sigma Stock (collectively, the "Second Closing Securities"). The purchase price (the "Second Closing Purchase Price") for the Second Closing Securities shall be U.S. $500,000.00.

     b.   The Closings.  The date of the First Closing and of the Second Closing
          ------------
shall be as specified respectively in Sections 1(a)(i) and 1(a)(ii) above, or on such earlier or later date as is mutually agreed to in advance and in writing by the Company and the Buyer. The full First Closing Purchase Price and the full Second Closing Purchase Price (collectively the "Purchase Price") shall be delivered on the date of the First Closing and the date of the Second Closing respectively. Time is of the essence with respect to the parties' respective obligations contained in this Section 1.

     c.   Form of Payment.  The Buyer shall pay the Purchase Price for the
          ---------------
Securities purchased at each Closing by wire transfer of immediately available funds in United States Dollars on the applicable Closing date, to be deposited into the escrow account (the "Escrow Account") identified in that Escrow Agreement substantially in the form of Exhibit G attached hereto (the "Escrow Agreement"). At each Closing, the Company shall deliver the applicable Securities, duly executed on behalf of the Company, to the Escrow Agent (as defined in the Escrow Agreement) on behalf of the Buyer. The Escrow Agent shall be responsible for delivery of the Purchase Price to the Company and the Securities to the Buyer in accordance with the terms of the Escrow Agreement and with the instructions of the said parties.

     2. BUYER'S REPRESENTATIONS AND WARRANTIES. The Buyer understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:

     a.   Investment Purpose. The Buyer is purchasing the Securities for its own
          ------------------
account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act. The Buyer is not purchasing the Securities for the purpose of covering short sale positions in the Common Stock established on or prior to the date of the First Closing. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement, the Debentures and the Warrants, as applicable, and (ii) pursuant to registration under the 1933 Act or to an exemption from registration under the 1933 Act and any other applicable securities laws. The Buyer does not by its representations contained in this Section 2(a) agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act. The Buyer understands that it shall be a condition to the issuance of the Conversion Shares, the Interest Shares (if any) and the Warrant Shares that the Conversion Shares, the Interest Shares (if any) and the Warrant Shares are subject to the representations set forth in this Section 2(a).

     b.   Accredited Investor Status.  The Buyer is an "accredited investor" as
          --------------------------
that term is defined in Rule 501(a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities and the Common Stock. The Buyer is aware that it may be required to bear the economic risk of an investment in the Securities for an indefinite period of time, and is able to bear such risk for an indefinite period.

     c.   Reliance on Exemptions. The Buyer understands the Securities are being
          ----------------------
offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     d.   Information.  The Buyer and its advisors, if any, have been furnished
          -----------
with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer, and specifically (but without limitation) the Company's Form 10-K as filed with the SEC for the fiscal year ended September 30, 1996, and the Company registration statement on Form S-1, dated and as filed with the SEC on November 13, 1997, registration statement no. 333-40175 (the "Registration Statement"). The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Buyer understands that its investment in the Securities involves a high degree of risk, that the Company is not as of this date profitable, and that no assurance can be given that the Company will not incur continuing losses or will be profitable. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to this Agreement and its acquisition of the Securities.

     e.  No Governmental Review.  The Buyer understands that no United States
         ----------------------
federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     f.  Transfer or Resale.  The Buyer understands that: (i) except as provided
         ------------------
in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory to the Company in form, scope and substance, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than as described herein or pursuant to the Registration Rights Agreement) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     g.  Legend.  The Buyer understands that the Debentures and the Warrants,
         ------
and, until such time as the Stock, the Conversion Shares, the Interest Shares (if any), the Warrant Shares (collectively, the "Registrable Securities") and the Sigma Stock, have been registered under the 1933 Act as contemplated by the Registration Rights Agreement (other than the Sigma Stock, which will not be included in rights offered under the Registration Rights Agreement, but shall contain registration rights as described in Section 3(p) below) or otherwise may be sold by the Buyer pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said Rule) promulgated under the 1933 Act ("Rule 144"), the stock certificates representing the Registrable Securities and the Sigma Stock shall bear a restrictive legend (the "Legend") in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

     The Legend shall be removed and the Company shall issue certificates without the Legend to the holder of the applicable Debentures, Warrants or any Registrable Securities upon which the Legend is stamped, if, unless otherwise required by state securities laws, (a) the Registrable Securities or the Sigma Stock are sold pursuant to and in accordance with the registration of same under the 1933 Act, or (b) in connection with a sale transaction, such holder provides the Company an opinion of counsel in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Debentures, the Warrants, the Sigma Stock or such Registrable Securities may be made without registration under the 1933 Act, or (c) such holder provides the Company with an opinion of counsel in form, substance and scope reasonably acceptable to the Company that the Debentures, the Warrants, the Sigma Stock or such Registrable Securities will be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

     h.  Authorization; Enforcement.  This Agreement, the Registration Rights
         --------------------------
Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered by the Buyer and are each and collectively valid and binding agreements of the Buyer enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally. Buyer (and Buyer's counsel) has examined this Agreement and is satisfied in its sole discretion that this Agreement and the accompanying Exhibits and Addenda are in accordance with Regulation D and are effective to accomplish the purposes set forth herein and therein.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company understands, agrees with, and represents and warrants to the Buyer that:

     a.  Organization and Qualification.  The Company and its subsidiaries are
         ------------------------------
corporations duly organized and existing in good standing under the laws of the respective jurisdictions in which they are incorporated, except, in the case of any such subsidiaries, as would not have a Material Adverse Effect (as defined below), and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.

     b.  Authorization; Enforcement.  (i) The Company has the requisite
         --------------------------
corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Escrow Agreement, and to issue the Debentures, the Warrants, the Sigma Stock and the Registrable Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement, the Debentures, the Warrants, the Registration Rights Agreement and the Escrow Agreement have been (or will be on the date of the applicable Closing) duly executed and delivered by the Company, and (iv) this Agreement, the Debentures, the Warrants, the Registration Rights Agreement and the Escrow Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     c.  Capitalization.  As of September 30, 1997, the authorized capital stock
         --------------
of the Company consists of 100,000,000 shares of Common Stock of which 30,371,075 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as disclosed in the Registration Statement, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries,
(ii) there are no outstanding debt securities, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein and in the Registration Rights Agreement). If requested by the Buyer, the Company has furnished to the Buyer, and the Buyer acknowledges receipt of same by its signature hereafter, true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof ("Certificate of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

     d.  Issuance of Securities.  The Debentures, the Warrants, the Sigma Stock
         ----------------------
and the Registrable Securities are duly authorized and, upon issuance in accordance with the terms hereof and thereof, shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

     e.  Acknowledgment Regarding Buyer's Purchase of the Securities.  The
         -----------------------------------------------------------
Company acknowledges and agrees that the Buyer is not acting as financial advisor to or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby; that this Agreement and the transactions contemplated hereby, and the relationship between the Buyer and the Company, are "arm's-length;" and that any statement made by the Buyer, or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Buyer's purchase of the Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Buyer that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

     f.  No Integrated Offering.  Neither the Company, nor any of its
         ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of each and every one of the representations and warranties contained herein of the Buyer.

     g.  No Conflicts.  The execution, delivery and performance of this
         ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws (other than as a result of the limit on the number of authorized shares of Common Stock, in which case the Company will take immediate steps to increase as necessary the number of such authorized shares) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company and its subsidiaries is not being conducted, and shall not be conducted through the Registration Period (as defined herein), in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

     h.  SEC Documents; Financial Statements.  Since at least December 1, 1996,
         -----------------------------------
the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyer as requested by the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer (including the information referred to in Section 2(d) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

     i.  Absence of Certain Changes.  Except as disclosed in the Registration
         --------------------------
Statement, since December 1, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings.

     j.  Absence of Litigation.  Except as set forth in the Registration
         ---------------------
Statement, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

     k.  Foreign Corrupt Practices.  Neither the Company nor any of its
         -------------------------
subsidiaries, nor any officer, director or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     l.  Authorization; Enforcement.  This Agreement, the Debentures, the
         --------------------------
Warrants, the Registration Rights Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered by a duly authorized representative(s) of the Company and are valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally. The Company (and its legal counsel) has examined this Agreement and is satisfied in its sole discretion that this Agreement and the accompanying Exhibits and Addenda are in accordance with Regulation D and are effective to accomplish the purposes set forth herein and therein.

     m.  No Brokers.  The Company has taken no action that would give rise to
         ----------
any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby. Notwithstanding the above, the Company represents and the Buyer acknowledges the Company will use a portion of the proceeds of the transactions contemplated hereby for the purpose of satisfying certain obligations to the

Company's investment banking firm, the Global Funding Group, for financial consulting services provided.

     n.  Eligibility to File Registration Statement.  The Company is currently
         ------------------------------------------
eligible to file a registration statement with the SEC on Form S-3 or another equivalent registration form.

     o.  Registration Statement on Form S-1.  The Company represents and
         ----------------------------------
warrants that it filed the Registration Statement on Form S-1 with the SEC on November 13, 1997 (the Registration Statement may also be referred to hereinafter as the "Form S-1"). The Company expects (but does not guarantee) the Form S-1 to be declared effective by the SEC on or before January 15, 1998.

     p.  Registration Statement with Respect to Sigma 7 Corporation.  The
         ----------------------------------------------------------
Company represents and warrants that it will use its best efforts to cause its majority owned subsidiary, Sigma 7 Corporation, to file, on or about December 20, 1997, a registration statement with the SEC for an initial public offering (the "IPO") of the common stock of Sigma 7 Corporation, which IPO the Company anticipates (but does not guarantee) will take place in March, 1998. The Sigma Stock will contain "piggyback rights" to be included in the registration statement filed by Sigma 7 Corporation. The Buyer by its acceptance of the Sigma Stock acknowledges and agrees that it will comply with the reasonable requirements of the underwriter with respect to the sales of the Sigma Stock in connection with such IPO.

     4.  COVENANTS.

     a.  Best Efforts.  Each party shall use its best efforts timely to satisfy
         ------------
each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     b.  Securities Laws.  The Company agrees to timely file a Form D with
         ---------------
respect to the Securities if and as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the date of the First Closing and on or before the date of the Second Closing, as applicable, take such action as is necessary to sell the Securities being sold to the Buyer on each such date under applicable securities laws of the United States, and shall if specifically so requested provide evidence of any such action so taken to the Buyer on or prior to the First Closing Date or the Second Closing Date, as applicable.

     c.  Reporting Status.  Until the earlier of (i) the date as of which the
         ----------------
Buyer may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act, or (ii) the date on which both (x) the Buyer shall have sold all the Registrable Securities and (y) none of the Debentures is outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     d.  Use of Proceeds.  The Company will use the proceeds from the sale of
         ---------------
the Securities to pay off certain outstanding obligations of the Company and for the Company's internal working capital purposes, including costs and expenses of the Company's business operations, and to the extent advisable by the Company, for the purchase of new technologies by the Company and its subsidiaries, and for the purchase of additional subsidiaries and the development and marketing of their technologies.

     e.  Financial Information.  At the request of the Buyer, the Company agrees
         ---------------------
to send the following reports to the Buyer during the Registration Period: (i) after filing with the SEC, a copy of each of its Annual Reports on Form 10-K, its quarterly Reports on Form 10-Q, and any reports filed on Form 8-K; and (ii) as soon as practicable after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

     f.  Reservation of Shares.  The Company shall at all times have authorized,
         ---------------------
and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of all of the Conversion Shares, the Warrant Shares and the Interest Shares (if any). Prior to complete conversion of the Debentures and the complete exercise or expiration of the Warrants, the Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the Buyer except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally.

     g.  Listing.  The Company shall promptly secure the listing of the
         -------
Registrable Securities upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Registrable Securities from time to time issuable under the terms of this Agreement and the Registration Rights Agreement.

     h.  Registration Statement on Form S-1.  The Company will, on or before
         ----------------------------------
January 15, 1998, amend the Form S-1 to include the Registrable Securities, to the extent permitted by law. To the extent the Registrable Securities are included in the Form S-1, they will not be included in the registration statement filed in accordance with the Registration Rights Agreement. Should all of the Registrable Securities be included in the Form S-1, then (notwithstanding anything herein or in the Registration Rights Agreement to the contrary) the Company shall not be required to file a registration statement as contemplated in the Registration Rights Agreement. The Form S-1 shall be kept current and effective until the earlier of the following: (x) the date on which all of the Registrable Securities are registered with the SEC, or (y) the date which is two
(2) years from the date the Form S-1 is declared effective by the SEC. During the period of time in which the Form S-1 is effective, the Company shall amend the Form S-1 from time to time as necessary to include any Registrable Securities which were not previously registered pursuant to the Form S-1.

     i.  Prospectus Delivery Requirement.  The Buyer understands that the 1933
         -------------------------------
Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the 1933 Act covering any resale by the Buyer of the Common Stock being sold, and the Buyer shall use its reasonable best efforts to comply with any applicable prospectus delivery requirements of the 1933 Act in connection with any such sale.

     j.  Intentional Acts or Omissions.  Neither party shall intentionally
         -----------------------------
perform any act which if performed, or omit to perform any act which if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

     k.  No Shorting.  The Buyer represents that it has not as of the date
         -----------
hereof, and covenants on behalf of itself and its affiliates that neither Buyer nor any affiliate of Buyer will at any time in which the Buyer or any affiliate of the Buyer beneficially owns any of the Securities, engage in any short sales of, or hedging or arbitrage transactions with respect to, the Common Stock, or sell "put" options or similar instruments with respect to the Common Stock.

     5.  LEGEND AND TRANSFER INSTRUCTIONS.

     a.  Transfer Agent Instructions.  The Company shall instruct its transfer
         ---------------------------
agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares, the Interest Shares (if any) and the Warrant Shares in accordance with the terms of the Debentures and the Warrants and in such amounts as specified from time to time by the Buyer to the Company. All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement unless otherwise permitted by applicable law and specified herein or in the Debentures, the Warrants or the Registration Rights Agreement. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the Registrable Securities prior to the registration of same under the 1933 Act, will be given by the Company to its transfer agent and that the Registrable Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Registrable Securities. If the Buyer (x) provides the Company with an opinion of counsel, reasonably satisfactory in form, substance and scope to the Company, that registration of a resale by the Buyer of the Debentures or the Registrable Securities is not required under the 1933 Act, or (y) transfers Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or pursuant to Rule 144, then in either instance the Company shall permit the said transfer, and if applicable promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

     b.  Removal of Legends.  The Legend shall be removed and the Company shall
         ------------------
issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the sale of such Security is registered under the 1933 Act, or (y) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or
(z) such holder provides the Company with assurances reasonably satisfactory to the Company that such Security can be sold pursuant to Rule 144. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the 1933 Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company may require that the Legend be placed upon any such Security which can not then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (y) next above.

     c.  Injunctive Relief for Breach.  The Company acknowledges that the remedy
         ----------------------------
at law for a breach of its obligations under Sections 5(a) and 5(b) above will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Buyer shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to sell the Debentures, the Warrants, the Stock and the Sigma Stock at the applicable Closing is subject to the satisfaction, at or before the date of the applicable Closing as described herein, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, and the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement) to the Escrow Agent on behalf of each other.

     b. The Buyer shall have delivered to the Escrow Agent on behalf of the Company the First Closing Purchase Price for the First Closing, or the Second Closing Purchase Price for the Second Closing, as applicable, by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Escrow Agent.

     c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date made and as of the date of the applicable Closing as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the date of the applicable Closing.

     7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE. The obligation of the Buyer to purchase the Debentures, the Warrants, the Stock and the Sigma Stock is subject to the satisfaction, at or before the date of the applicable Closing, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

     a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, and the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement) to the Escrow Agent on behalf of each other.

     b. The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of the date of the applicable Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the date of the applicable Closing. The Buyer may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the date of such Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

     c. With respect to each Closing called for herein, the Company shall have executed and delivered to the Escrow Agent on behalf of the Buyer the Debentures, the Warrants, the Stock and/or the Sigma Stock, as applicable, being sold at such Closing (via facsimile or otherwise as permitted in the Escrow Agreement, provided that a facsimile of such documents shall be followed with physical delivery to the Escrow Agent of the original instrument or security within one (1) business day after facsimile of same to the Escrow Agent).

     d. The Common Stock shall be authorized for quotation on the OTC Bulletin Board Market (or other national securities market including but not limited to the NASDAQ Small Cap Market) and trading in the Common Stock on such market shall not have been suspended by the SEC or other relevant regulatory agency.

     e. The Company shall not have received, as of the date of the applicable Closing, from NASDAQ or the National Association of Securities Dealers, Inc., any written or oral communication as to its actual or potential ineligibility for continued listing of the Common Stock on the OTC Bulletin Board Market, the substance of which shall not have been publicly disclosed.

     8.  GOVERNING LAW; MISCELLANEOUS.

     a.  Governing Law.  This Agreement shall be governed by and interpreted in
         -------------
accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties consent to the nonexclusive jurisdiction in any of the federal courts located in the State of Colorado and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished via certified mail, return receipt requested, and the parties hereby irrevocably acknowledge and agree that such service of process by certified mail at the parties' respective addresses as noted in Section 8(f) below (or such other address as the party being served shall have provided as required in Section 8(f)) shall be sufficient to subject the party being served thereby to personal jurisdiction in the state of Colorado, U.S.A.

     b.  Counterparts.  This Agreement may be executed in two or more identical
         ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the Escrow Agent on behalf of the other party. In the event any signature page is delivered by facsimile transmission (which the parties agree is an acceptable form of delivery), the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the Escrow Agent on behalf of the other party within two (2) business days of the execution and delivery hereof.

     c.  Headings; Gender; Etc.  The headings of this Agreement are for
         ---------------------
convenience of reference and shall not form part a of, or affect the interpretation of, this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holiday, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

     d.  Severability.  If any provision of this Agreement shall be invalid or
         ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     e.  Entire Agreement; Amendments.  This Agreement and the instruments
         ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     f.  Notices.  Any notices required or permitted to be given under the terms
         -------
of this Agreement shall be sent by U.S. mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

 If to the Company:      Intercell Corporation
                         370 17th Street, Suite 3290
                         Denver, Colorado 80202
                         Telephone: 303-592-1010
                         Facsimile: 303-592-1054
                         Attention: Mr. Paul H. Metzinger, President & CEO

     If to the Buyer, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address.

     g.  Successors and Assigns.  This Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Buyer shall be an accredited investor (as defined in Regulation D). Notwithstanding the foregoing, if applicable, any of the entities constituting the Buyer (if greater than one (1) entity) may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, however, that any such assignment shall not release such assigning entity from its obligations hereunder unless such obligations are assumed by such affiliate and the Company has prior to such assignment and assumption consented in writing to the same; and no such assignment shall be made unless it is made in accordance with any applicable securities laws of any applicable jurisdiction. Any request for an assignment made hereunder by the Buyer shall be accompanied by an opinion of counsel that such assignment is proper under applicable law.

     h.  No Third Party Beneficiaries.  This Agreement is intended for the
         ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     i.  Survival.  Unless this Agreement is terminated under Section 8(l), the
         --------
representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5, 8(g), 8(h) and 8(k), and this subsection shall survive the closing.

     j.  Publicity.  The Company and the Buyer shall have the right to approve
         ---------
before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

     k.  Further Assurances.  Each party shall do and perform, or cause to be
         ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     l.  Termination.  In the event that the First Closing shall not have
         -----------
occurred on or before ten (10) business days from the date hereof, this Agreement shall terminate at the close of business on such date, and the party responsible for the non-occurrence of such Closing shall be liable to the other party for its damages incurred as a result of such non-occurrence. Neither party may terminate this Agreement after the First Closing and prior to the Second Closing for any reason other than a material breach of this Agreement by the non-terminating party.

     m.  Remedies.  No provision of this Agreement providing for any specific
         --------
remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy which would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                           [SIGNATURE PAGE FOLLOWS]

            [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT DATED
                               DECEMBER 3, 1997]



                              COMPANY:

                              INTERCELL CORPORATION

                              By: /s/ Paul H. Metzinger
                                 ---------------------------------------------
                                  Mr. Paul H. Metzinger, President and CEO



                              BUYER:

                              THE AUGUSTINE FUND, L.P.

                              By:  Augustine Capital Management, Inc.,
                                   General Partner

                              By:  /s/ Thomas F. Duszinski
                                   ----------------------------------------
                                   (Signature of authorized officer)

                              COO
                              --------------------------------------------
                              (Print name and title)


                              BUYER'S ADDRESS:

                              141 West Jackson Blvd., Suite 1792
                              Chicago, Illinois  60604
                              Telephone: 312-427-5457
                              Facsimile: 312-427-5396